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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) June 17, 2002


                        Commission File Number: 001-14171

                                    C2, INC.
             (Exact name of registrant as specified in its charter)


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
                 Wisconsin                                              39-1915787
        ---------------------------                             ----------------------------
(State or other jurisdiction of incorporation)               (I.R.S. Employer Identification No.)


700 N. Water Street, Suite 1200, Milwaukee, Wisconsin                      53202
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     (Address of principal executive office)                             (Zip Code)
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Registrant's telephone number, including area code  (414) 291-9000
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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         Effective June 17, 2002, the Audit Committee of the board of directors of C2, Inc. ("C2") dismissed Arthur Andersen LLP ("Andersen") as C2's auditors. The committee also engaged Deloitte & Touche LLP to serve as C2's independent public accountants.

         Andersen's reports on C2's consolidated financial statements for each of the years ended December 31, 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

         During the years ended December 31, 2001 and 2000 and through the date of this Form 8-K, there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Andersen's satisfaction, would have caused them to make reference to the subject matter in connection with their report on C2's financial statements for such years; and there were no reportable events, as listed in Item 304(a) (1) (v) or Regulation S-K.

         C2 provided Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16 is a copy of Andersen's letter, dated June 17, 2002, stating its agreement with such statements.

         During C2's two most recent fiscal years and through the date of the Form 8-K, C2 did not consult Deloitte & Touche LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on C2's consolidated financial statements, or any other matters or reportable events listed in items 304 (a) (2) (i) and (ii) of Regulation S-K.


ITEM 7. MANAGEMENT'S FINANCIAL STATEMENTS AND EXHIBITS.

    (c)  Exhibits.

         Exhibit No.        Exhibit
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          16                  Letter from Arthur Andersen LLP to the Securities
                              and Exchange Commission dated June 17, 2002.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           C2, INC.

Date:   June 17, 2002                      By:    /s/  WILLIAM T. DONOVAN
                                                  -----------------------

                                           William T. Donovan
                                           President  & Chief Executive Officer


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                                  EXHIBIT INDEX


     Exhibit No.      Exhibit
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        16              Letter from Arthur Andersen LLP to the Securities and
                        Exchange Commission dated June 17, 2002.